UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                       FORM 8-K


                    CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of
         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 29, 2004


                 HemaCare Corporation
(Exact name of registrant as specified in its charter)


  California              000-15223  		  95-3280412
(State or other          (Commission            (IRS Employer
jurisdiction		 File Number)         Identification No.)
of incorporation)

                      21101 Oxnard Street
                      Woodland Hills, CA   	      91367
           (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  818-226-1968



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule-425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On August 13, 2004, HemaCare Corporation issued a press release (the "Release") announcing financial results for the three month and six month periods ended June 30, 2004. A copy was attached as Exhibit 99.1 to the Company's report on Form 8-K filed with the SEC on August 13, 2004.

Attached to the Release was a table of condensed consolidated financial data. This table inadvertently indicated that (i) the gross profit for the three month period ended June 30, 2003 was $6,485,000 instead of the correct amount of $452,000, (ii) the gross profit for the six month period ended June 30, 2004 was $10,723,000 instead of the correct amount of $2,934,000, and
(iii) that the gross profit for the six month period ended June 30, 2003 was $12,416,000 instead of the correct amount of $1,452,000. All of the other numbers presented in the table of condensed consolidated financial data were correct as originally published and are unaffected by this correction. The information corrected in this Current Report on Form 8-K was accurately reported in the Company's report on Form 10-Q filed with the SEC on August 13, 2004.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				     HEMACARE CORPORATION
	                                (Registrant)

Date: September 30, 2004	   By:  /s/ Robert S. Chilton
                                   _______________________________
			           Robert S. Chilton,
	                           Chief Financial Officer